May 3, 1996



PETER KIEWIT SONS', INC. STOCKHOLDERS


Enclosed are: (a) the notice of the Peter Kiewit Sons', Inc. Stockholder's Meeting; (b) a Proxy Statement; (c) Proxy form(s); and (d) the Company's Form 10-K for 1995. In an effort to keep our Class D stockholders more informed, we have also enclosed; (e) CalEnergy's Annual Report; and (f) C-TEC's Form 10-K if you own Class D stock.

There are three matters to be voted on at the annual meeting: (1) the election of Directors; (2) approval of the Company's 1996 Bonus Plan; and (3) approval of the Company's 1995 Class D Stock Plan.

If you own both Class C and Class D shares, two Proxy forms are enclosed. One Proxy is used to vote your Class C shares and the other Proxy is used to vote your Class D shares.

Please complete and sign your Proxy(s) and return them in the envelope provided. To assist our Stock Registrar tabulate the Proxies in an orderly manner, we request that they be returned no later than May 28, 1996.

Very truly yours,

PETER KIEWIT SONS', INC.


/s/ Walter Scott, Jr.
Walter Scott, Jr.


WS:do
Enclosures

                           PETER KIEWIT SONS', INC.
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 8, 1996



     The annual meeting of Stockholders of Peter Kiewit Sons', Inc. will be held at the Cloud Room, 1600 Kiewit Plaza, Omaha, Nebraska, on Saturday, June 8, 1996, at 9:00 a.m., Central Daylight Time, for the following purposes:

          1.  To elect the Company's Board of Directors;
          2.  To approve the Company's 1996 Bonus Plan; and
          3.  To approve the Company's 1995 Class D Stock Plan.

     Class C and Class D Stockholders of record at the close of business on April 26, 1996, are entitled to notice of the meeting and to vote at the meeting.

     If you own Class C Stock, an ivory color ballot is enclosed.
If you own Class D Stock, a green color ballot is enclosed. If you own both Class C Stock and Class D Stock, both ballots are enclosed.

     Please sign, date and return your proxy(s) in the enclosed envelope. If you attend the meeting, you may revoke your proxy(s) and vote your shares in person. Please vote and return your proxy(s) today to avoid the expense of additional mailings.

                            By Order of the Board of Directors



                            /s/ Robert L. Giles
                            Robert L. Giles
                            Stock Registrar and Assistant Secretary







May 3, 1996

                          PETER KIEWIT SONS', INC.
               Annual Meeting of Stockholders - June 8, 1996
        Proxy Solicitation on Behalf of the Board of Directors -
                             Class C Stock


The undersigned hereby constitutes and appoints Robert L. Giles and Douglas A. Obermier, or either of them, with full power to act alone, or any substitute appointed by either of them, as my agents and proxies to vote the number of shares I would be entitled to vote if personally present at the annual meeting of stockholders of Peter Kiewit Sons', Inc. to be held at the Cloud Room, 1600 Kiewit Plaza, Omaha, Nebraska on June 8, 1996, at 9:00 a.m. and at any adjournment of that meeting thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. Please MARK this proxy, fill in the date and sign and return promptly in the accompanying envelope. Please refer to the Proxy Statement for a discussion of these matters.


Proposal 1:  Election of Class C Directors

To elect the ten nominees specified as follows as Class C Directors:

                                           ------FOR        ------WITHHOLD
                                           all nominees     authority to vote
Richard W. Colf     Richard Geary          listed (except)  for all nominees
Bruce E. Grewcock   William L. Grewcock    as otherwise
Tait P. Johnson     Leonard W. Kearney     specified below)
Peter Kiewit, Jr.   Walter Scott, Jr.
Kenneth E. Stinson  George B. Toll, Jr.

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the lines below.

- ----------------------------------------------------------------------

- ----------------------------------------------------------------------

Proposal 2:  Approval of 1996 Bonus Plan

To Approve the 1996 Bonus Plan      ----FOR     ----AGAINST     ----ABSTAIN


Proposal 3:  Approval of 1995 Class D Stock Plan

To Approve 1995 Class D Stock Plan  ----FOR     ----AGAINST     ----ABSTAIN



                         Please sign exactly as name appears below.



                         /s/
- ----------------         ----------------------------------------
Date                     Signature






PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

                          PETER KIEWIT SONS', INC.
               Annual Meeting of Stockholders - June 8, 1996
        Proxy Solicitation on Behalf of the Board of Directors -
                             Class D Stock


The undersigned hereby constitutes and appoints Robert L. Giles and Douglas A. Obermier, or either of them, with full power to act alone, or any substitute appointed by either of them, as my agents and proxies to vote the number of shares I would be entitled to vote if personally present at the annual meeting of stockholders of Peter Kiewit Sons', Inc. to be held at the Cloud Room, 1600 Kiewit Plaza, Omaha, Nebraska on June 8, 1996, at 9:00 a.m. and at any adjournment of that meeting thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. Please MARK this proxy, fill in the date and sign and return promptly in the accompanying envelope. Please refer to the Proxy Statement for a discussion of these matters.


Proposal 1:  Election of Class D Directors

To elect the five nominees specified as follows as Class D Directors:

                                           ------FOR        ------WITHHOLD
                                           all nominees     authority to vote
James Q. Crowe                             listed (except)  for all nominees
Robert B. Daugherty                        as otherwise
Charles M. Harper                          specified below)
Richard R. Jaros
Robert E. Julian

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the lines below.

- ----------------------------------------------------------------------

- ----------------------------------------------------------------------

Proposal 2:  Approval of 1996 Bonus Plan

To Approve the 1996 Bonus Plan      ----FOR     ----AGAINST     ----ABSTAIN


Proposal 3:  Approval of 1995 Class D Stock Plan

To Approve 1995 Class D Stock Plan  ----FOR     ----AGAINST     ----ABSTAIN

                         Please sign exactly as name appears below.
                         Joint Owners should each sign.  When
                         signing as attorney, executor,
                         administrator, trustee or guardian, please give full title as such.



                         /s/
- ----------------         ----------------------------------------
Date
                         /s/
                         ----------------------------------------
                         Signature(s)





PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.